                                                                      EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/LILYAN H. AFFINITO
                                        ------------------------------
                                        Lilyan H. Affinito


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/PAUL S. DOHERTY
                                        ------------------------------
                                        Paul S. Doherty


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/FLOYD HALL
                                        ------------------------------
                                        Floyd Hall


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/BRIAN HEALEY
                                        ------------------------------
                                        Brian Healey


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/ROBERT P. KILEY
                                        ------------------------------
                                        Robert P. Kiley


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/JOHN LOUDON
                                        ------------------------------
                                        John Loudon


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/RUTH M. MANTON
                                        ------------------------------
                                        Ruth M. Manton


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/JOHN A. MEYERS
                                        ------------------------------
                                        John A. Meyers


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/H. L. TOWER
                                        ------------------------------
                                        H. L. Tower


Dated:  March 14, 1994

                               POWER OF ATTORNEY
                               -----------------


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby make, constitute and appoint Howard B. Wentz, Jr. and Raymond F. Wright, and each of them, with full power to act without the other, the true and lawful attorney of the undersigned, in the name, place and stead of the undersigned to execute on behalf of the undersigned, as Director of Tambrands Inc., the Annual Report on Form 10-K for the year ended December 31, 1993 of Tambrands Inc., and any and all amendments thereto, to be filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Act"), and any and all other instruments which either of said attorneys deems necessary or advisable to enable Tambrands Inc. to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as the undersigned might or would do if personally present at the doing thereof, with full power of substitution and revocation, thereby ratifying and confirming all that said attorneys or substitutes may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto executed this power of attorney on the date indicated below.



                                        /s/ROBERT M. WILLIAMS
                                        ------------------------------
                                        Robert M. Williams


Dated:  March 14, 1994